Exhibit 10.1

AMENDMENT NUMBER ONE

to the

Amended and Restated Letter Agreement

dated as of October 1, 2004

by and among

NEW CENTURY MORTGAGE CORPORATION

NC CAPITAL CORPORATION

NEW CENTURY CREDIT CORPORATION

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 4th day of October, 2004, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NC Mortgage”), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NC Capital”), NEW CENTURY CREDIT CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NC Credit”) and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 (“Citigroup”) to the AMENDED & RESTATED LETTER AGREEMENT, dated as of October 1, 2004, among NC Mortgage, NC Capital, NC Credit and Citigroup, (the “Letter Agreement”).

RECITALS

WHEREAS, NC Mortgage, NC Capital and NC Credit have requested that Citigroup agree to amend the Letter Agreement to temporarily increase the sublimit with respect to Special Risk Mortgage Loans as more expressly set forth below and Citigroup has agreed to such request.

WHEREAS, as of the date of this Amendment Number One, each of NC Mortgage, NC Capital and NC Credit represents to Citigroup that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Letter Agreement and the Amended and Restated Purchase and Sale Agreement, dated as of October 1, 2004, among NC Capital, NC Credit and Citigroup (the “Purchase and Sale Agreement”) and is not in default under the Letter Agreement or the Purchase and Sale Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of October 4, 2004, the fifth paragraph of Section 2(a) of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

The maximum amount of Special Risk Mortgage Loans on the Financing Line shall not exceed 4% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time; provided that during the period commencing on October 4, 2004 and ending on October 31, 2004, the maximum amount of Special Risk Mortgage Loans on the Financing Line shall not exceed 10% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time.

SECTION 2. Effective as of October 4, 2004, Section 2(b)(i) of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

(i) the maximum Financing Line with respect to Special Risk Mortgage Loans shall equal 4% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time (of which no more than 2% shall be second lien Mortgage Loans and no more than 2% shall be first lien Mortgage Loans that have unpaid principal balances less than $50,000); provided that during the period commencing on October 4, 2004 and ending on October 31, 2004, the maximum amount of Special Risk Mortgage Loans on the Financing Line shall not exceed 10% of the aggregate principal balance of all of the Mortgage Loans on the Financing Line at any one time (of which no more than 2% shall be first lien Mortgage Loans that have unpaid principal balances less than $50,000 and no more than 10% shall be second lien Mortgage Loans);

SECTION 3. Fees and Expenses. NC Capital agrees to pay to Citigroup all fees and out of pocket expenses incurred by Citigroup in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of Citigroup’s legal counsel incurred in connection with this Amendment Number One), in accordance with Section 5(i) of the Letter Agreement.

SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Letter Agreement.

SECTION 5. Representations. In order to induce Citigroup to execute and deliver this Amendment Number One, NC Capital, NC Mortgage and NC Credit hereby represent to Citigroup that as of the date hereof, after giving effect to this Amendment Number One, each of NC Capital, NC Mortgage and NC Credit is in full compliance with all of the terms and conditions of the Letter Agreement and the Purchase and Sale Agreement and no Termination Event or material adverse change has occurred under the Letter Agreement and no Seller default or Seller Event of Default has occurred under the Purchase and Sale Agreement.

SECTION 6. Limited Effect. This Amendment Number One shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number One, the Letter Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Letter Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Letter Agreement, any reference in any of such items to the Letter Agreement being sufficient to refer to the Letter Agreement as amended hereby.

SECTION 7. GOVERNING LAW. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW

YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 8. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, NC Capital, NC Mortgage, NC Credit and Citigroup have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ Matthew R. Bollo
Name:	Matthew R. Bollo
Title:	Authorized Agent

NC CAPITAL CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Chief Executive Officer

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	President

NEW CENTURY CREDIT CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	President